EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vitaliy Gorelik, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-K of Argan Beauty Corp. for the period ended May 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Argan Beauty Corp.

/s/ Vitaliy Gorelik
Dated: August 29, 2014	Vitaliy Gorelik
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)
Argan Beauty Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Argan Beauty Corp. and will be retained by Argan Beauty Corp. and furnished to the Securities and Exchange Commission or its staff upon request.